2017 REGISTERED DIRECT OFFERING (Tables) - REGISTERED DIRECT OFFERING 2017 [Member]	12 Months Ended
Sep. 30, 2019
Schedule of Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation

Fair Value Measurements Using Significant Unobservable Inputs	September 30,	September 30,
(Level 3)	2019	2018
Beginning balance at beginning of year	$1,274,404	$3,430,033

Issuances	—	—

Adjustments to estimated fair value	(274,404)	(2,155,629)

Ending balance at end of year	$1,000,000	$1,274,404

Schedule of assumptions used to value derivative liabilities

The derivative liabilities were valued as of, September 30, 2019 and September 30, 2018 using the Black Scholes Model with the following assumptions:

	September 30,	September 30,
	2019	2018
Closing price per share of common stock	$0.24	$0.42
Exercise price per share	$0.75	$0.75
Expected volatility	78.15%	98.43%
Risk-free interest rate	1.60%	2.88%
Dividend yield	—	—
Remaining expected term of underlying securities (years)	2.37	3.38